UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)  August 9, 2001
                                                  ------------------
                                                   July 31, 2001
                                                  ------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of July 2001 and 2000 and the seven months ended July 31, 2001 and 2000 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended        Seven Months Ended
                                          July 31,                July 31,
                                    --------------------- ----------------------
                                        2001       2000        2001       2000
                                    ---------- ---------- ----------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               715        671       4,204      4,048
     Wholesale
         Firm Sales                        60         31         336        126
         Firm Surplus                      56        110         628        675
         Short Term / Uncommitted       1,016        927       6,478      6,576
                                    ---------- ---------- ----------- ----------

         Total Wholesale Sales          1,132      1,068       7,442      7,377
                                    ---------- ---------- ----------- ----------

         Total Energy Sales             1,847      1,739      11,646     11,425
                                    ========== ========== =========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                     0             0         2,345         2,033
                        ============ ============= ============= =============

          CDD                   453           457           992         1,024
                        ============ ============= ============= =============


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  August 9, 2001                             /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)


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